Other Current Assets	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Other Current Assets	OTHER CURRENT ASSETS

($ millions)	2023	2022
Deferred consideration receivable	79.2	—
Deposit on acquisition	—	18.7
Other current assets	79.2	18.7
At December 31, 2023, deferred consideration receivable relates to US$60.0 million deferred consideration from the disposition of the Company's North Dakota assets, which will be settled in two equal installments due June 2024 and December 2024. See Note 8 - "Capital Acquisitions and Dispositions" for additional information.